Supplement to the
Fidelity® Advisor Latin America Fund
Class A, Class T, Class B, and Class C
December 30, 2009
Prospectus

Reorganization. The Board of Trustees of Fidelity Advisor Series VIII and Fidelity Investment Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Latin America Fund and Fidelity Latin America Fund, a fund of Fidelity Investment Trust.

Each fund seeks long-term growth of capital.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Latin America Fund in exchange for corresponding shares of Fidelity Latin America Fund equal in total value to the total value of shares of Fidelity Advisor Latin America Fund. After the exchange, Fidelity Advisor Latin America Fund will distribute the Fidelity Latin America Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Latin America Fund (these transactions are referred to as the "Reorganization").

The Reorganization, which does not require shareholder approval, is expected to take place on or about October 1, 2010. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor Latin America Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at  1-877-208-0098.

Effective after the close of business on September 1, 2010 (the "Effective Date"), Class B shares will be closed to new accounts and additional purchases by existing shareholders. After the Effective Date, shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired after that date pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the existing conversion schedule (after a maximum of seven years from the initial purchase date). Existing shareholders of Class B shares may continue to exchange their Class B shares for Class B shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund until they convert to Class A. Existing Class B shareholders may also continue to add to their accounts through the reinvestment of dividends and capital gain distributions (including through the Directed Dividends® Option) until their conversion dates.

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After the Effective Date, any purchase orders for Class B shares (other than for an exchange or a distribution reinvestment) received by a fund will be deemed to be a purchase order for Class A shares of the fund and will be subject to any applicable Class A front-end sales charge. For purposes of determining the applicable Class A sales charge, the value of a shareholder's account will be deemed to include the value of all applicable shares in eligible accounts, including Class B shares. Please see "Fund Distribution" for more information.

After the Effective Date, the Reinstatement Privilege will no longer be offered for Class B shares. However, shareholders who redeem Class B shares and wish to reinvest all or a portion of the redemption proceeds within 90 days of redemption can invest in Class A shares without incurring a front-end sales charge. To qualify, shareholders must notify Fidelity in writing in advance of reinvestment and must reinstate shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply.

All other Class B share features, including but not limited to distribution and service fees, contingent deferred sales charges (CDSC) and conversion features, will remain unchanged.

Also effective on or about July 12, 2010, the CDSC on investments in Class A shares of $1 million or more will change. Effective on such date, investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

The following replaces similar information found in the footnotes to the "Fee Table" on page 3.

Class A and Class T purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class T purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% or 0.25%, respectively.

Effective on or about July 12, 2010, the following replaces similar information found in the "Fund Distribution" section on page 26.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell your shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

Effective on or about July 12, 2010, the following replaces similar information under the "Sales Charges and Concessions - Class A" table in the "Fund Distribution" section on page 27.

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Effective on or about July 12, 2010, the following replaces similar information found in the "Fund Distribution" section on page 29.

You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter.

Effective on or about July 12, 2010, the following replaces similar information found in the "Fund Distribution" section beginning on page 29.

If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges.

The following supplements information under the "Fund Distribution" section on page 33.

10. (Applicable to Class B only) From the Fidelity Advisor 403(b) program.

Supplement to the
Fidelity® Advisor Latin America Fund
Institutional Class
December 30, 2009
Prospectus

Reorganization. The Board of Trustees of Fidelity Advisor Series VIII and Fidelity Investment Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Latin America Fund and Fidelity Latin America Fund, a fund of Fidelity Investment Trust.

Each fund seeks long-term growth of capital.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Latin America Fund in exchange for corresponding shares of Fidelity Latin America Fund equal in total value to the total value of shares of Fidelity Advisor Latin America Fund. After the exchange, Fidelity Advisor Latin America Fund will distribute the Fidelity Latin America Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Latin America Fund (these transactions are referred to as the "Reorganization").

The Reorganization, which does not require shareholder approval, is expected to take place on or about October 1, 2010. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor Latin America Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at  1-877-208-0098.

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